CALVERT HIGH YIELD BOND FUND

(the “Fund”)

Supplement to Summary Prospectus dated February 1, 2025 as amended March 31, 2025 and

Statutory Prospectus and Statement of Additional Information (“SAI”) dated February 1, 2025 as may be supplemented and/or revised from time to time

Effective September 30, 2025 (the “Effective Date”), Kelley Gerrity will no longer serve as a portfolio manager of the Fund. Accordingly, on the Effective Date, all references to Ms. Gerrity will be removed from the Fund’s Summary Prospectus, Statutory Prospectus and SAI. Justin H. Bourgette, Stephen C. Concannon, and Bo Hunt will continue to serve as portfolio managers of the Fund.

May 30, 2025	48610-00 5.30.25